SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): JUNE 30, 1998



                         SHEFFIELD PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)



         Delaware                      1-12584                13-3808303
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(State or other jurisdiction        (Commission             (I.R.S. Employer
 of incorporation)                  File Number)             Identification
                                                             Number)




425 SOUTH WOODSMILL ROAD, ST. LOUIS, MISSOURI                63017
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(Address of Principal executive offices)                    (Zip Code)


                                 (314) 579-9899
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               Registrant's telephone number, including area code



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          (Former Name or Former Address; if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

                  On  June  30,  1998,  Sheffield  Pharmaceuticals,   Inc.  (the
"Company") consummated a license and financing transaction with Elan International Services, Ltd. ("Elan") (an affiliate of Elan Corporation plc, an Irish pharmaceutical company) in accordance with the terms of the binding letter of intent dated June 3, 1998 (the "Letter of Intent"). A copy of the press release disclosing information relating to the consummation of the transaction and certain related matters is attached as an exhibit to this report, and is incorporated herein by reference.

                  As part of the  transaction,  the Company has created a wholly owned subsidiary in Bermuda called Systemic Pulmonary Delivery, Ltd ("SPD") and entered into several agreements with Elan, including a Securities Purchase Agreement dated June 30, 1998 (the "Purchase Agreement") and a Joint Development and Operating Agreement dated June 30, 1998 (the "Operating Agreement"). Elan, the Company and SPD have also licensed certain of their intellectual property rights relating to pulmonary drug delivery systems pursuant to license agreements. Copies of the Purchase Agreement, the Operating Agreement and the license agreements are attached hereto as exhibits and are incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (c) EXHIBITS

                  (10.1) Securities Purchase Agreement, dated as of June 30, 1998, by and between Sheffield Pharmaceuticals, Inc. and Elan International Services, Ltd., which includes the Certificate of Designations of Series C Convertible Preferred Stock as Exhibit B. The Company agrees to furnish the disclosure schedules as well as Exhibits A and C, which have been omitted from this filing, to the Commission upon request (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

                  (10.2) Systemic Pulmonary Delivery, Ltd. Joint Development and Operating Agreement dated as of June 30, 1998 among Systemic Pulmonary Delivery, Ltd., Sheffield Pharmaceuticals, Inc. and Elan International Services, Ltd. (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the
                                    Company's       application       requesting
                                    confidential  treatment in  accordance  with
                                    Rule   24b-2  as   promulgated   under   the
                                    Securities   Exchange   Act  of   1934,   as
                                    amended).

                  (10.3) License and Development Agreement dated June 30, 1998 between Sheffield Pharmaceuticals, Inc. and Systemic Pulmonary Delivery, Ltd. and Elan Corporation, plc. (portions of this exhibit are omitted and were filed  separately  with
                                    the  Securities   and  Exchange   Commission
                                    pursuant   to  the   Company's   application
                                    requesting    confidential    treatment   in
                                    accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

                  (10.4) License and Development Agreement dated June 30, 1998 between Systemic Pulmonary
                                    Delivery,       Ltd.      and      Sheffield
                                    Pharmaceuticals,  Inc. and Elan Corporation,
                                    plc.  (portions  of this exhibit are omitted
                                    and   were   filed   separately   with   the
                                    Securities and Exchange  Commission pursuant
                                    to  the  Company's  application   requesting
                                    confidential  treatment in  accordance  with
                                    Rule   24b-2  as   promulgated   under   the
                                    Securities   Exchange   Act  of   1934,   as
                                    amended).

                  (10.5) License and Development Agreement dated June 30, 1998 between Elan Corporation, plc and Systemic Pulmonary Delivery, Ltd. and Sheffield Pharmaceuticals, Inc. (portions of this exhibit are omitted and were filed separately with the Securities and Exchange Commission pursuant to the Company's application requesting confidential treatment in accordance with Rule 24b-2 as promulgated under the Securities Exchange Act of 1934, as amended).

                  (99.1) Press Release of Sheffield Pharmaceuticals, Inc. dated July 1, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SHEFFIELD PHARMACEUTICALS INC.


Date: July 16, 1998                             By:/s/ Judy Roeske Bullock
                                                   -----------------------------
                                                   Judy Roeske Bullock
                                                   Vice President and Chief
                                                      Financial Officer